SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (date of earliest event reported):
July 24, 2003

LML PAYMENT SYSTEMS INC.
(Exact name of Registrant as specified in charter)

Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)

1680-1140 West Pender Street
Vancouver, B.C. V6E 4G1
(Address of principal executive offices)
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(604) 689-4440
(Registrant's telephone number, including area code)
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N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On July 24, 2003 the Registrant issued a news release, a copy of which is being filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 20.1 News release dated July 24, 2003 announcing the Registrant's licensee Global eTelecom, along with Integrity Card Services, will provide the Thrifty Nickel with an integrated, complete electronic check solution program to service their customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:/s/ Carolyn Mosher
Carolyn Mosher
Corporate Secretary

Date: July 25, 2003